Stock Option Plan	12 Months Ended
Dec. 31, 2025
Disclosure of Stock Option Plan [Abstract]
Stock Option Plan
30.	STOCK OPTION PLAN
During the first quarter of 2021, the Company instituted a stock option plan for senior management, which was approved by shareholders on May 12, 2021. The Company’s stock option plan allows for the granting of options up to an amount of 250,000 Common shares under this plan. Each tranche of the options vests equally over two, three, four and five year periods. The term of an option shall be determined and approved by the People, Culture and Compensation Committee; provided that the term shall be no longer than ten years from the grant date.
The information on the outstanding options are as follows:

	Year ended December 31,

	2025		2024

	Number	Weighted average exercise price (C$)	Number	Weighted average exercise price (C$)

Balance at the beginning of year	67,762	$219.84	54,559	$198.78

Granted during the year	29,380	211.27	18,269	282.26

Forfeited during the year	(10,278)	217.38	(4,535)	219.71

Expired during the year	(197)	216.47	—	—

Exercised during the year	(1,080)	187.17	(531)	204.83

Balance at the end of year	85,587	$217.61	67,762	$219.84

Exercisable at the end of the year	18,842	$198.40	8,351	$195.58
The weighted average grant date fair value of stock options granted during fiscal year 2025 was $69.51 per option (2024 - $97.75). The fair value of each option granted was determined using a Black-Scholes option pricing model. The option valuation was based on the following assumptions:

	2025	2024

Risk-free interest rate	2.84%	3.61%

Expected life (years)	5.5	5.5

Expected stock price volatility	30.73%	30.68%

Expected dividend yield	0.259%	0.193%